                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        January 8, 2001
                                                 ------------------------------


                                  Advanta Corp.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                       0-14120                  23-1462070
----------------------------            -----------             -------------
(State or Other Jurisdiction            (Commission             (IRS Employer
          of Incorporation)             File Number)            Identification No.)

         Welsh & McKean Roads,
P.O. Box 844, Spring House, Pennsylvania                  19477
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(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code       (215) 657-4000
                                                   ----------------------------


          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.      OTHER EVENTS.

             This report is being filed solely for the purpose of filing the press release included as Exhibit 99.1 to this report.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (c)      Exhibits.

             99.1     Press Release dated January 8, 2001.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Advanta Corp.
                                                -------------------------------
                                                (Registrant)


Date: January 08, 2001
                                       By:  /s/ Elizabeth H. Mai
                                           ------------------------------------
                                             Elizabeth H. Mai
                                             Senior Vice President,
                                             Secretary and General Counsel

                                  EXHIBIT INDEX


Exhibit           Description                                          Method of Filing
99.1              Press Release, dated January 8, 2001.                Filed Electronically Herewith